UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 25, 2006 (May 22, 2006)
America Service Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-23340	51-0332317

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

105 Westpark Drive, Suite 200, Brentwood, Tennessee	37027

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 373-3100
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Signatures

Item 1.01 Entry into a Material Definitive Agreement.
     On May 22, 2006, after consideration of presentations and recommendations of management and independent compensation consultants, and such other matters and information as deemed appropriate, the Incentive Stock and Compensation Committee of the Board of Directors of America Service Group Inc. (the “Company”) approved resolutions with respect to the following actions:
     Fiscal 2006 Base Compensation. The base salary levels of the Company’s following executive officers were set as follows, effective January 1, 2006:

Name	Title	2006 Base Salary
Michael W. Taylor	Senior Vice President and Chief Financial Officer	$277,000
Lawrence H. Pomeroy	Senior Vice President and Chief Development Officer	234,531

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA SERVICE GROUP INC.
Date: May 25, 2006	By:	/s/ Michael W. Taylor
Michael W. Taylor
Senior Vice President and Chief Financial Officer